                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 3

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (DATE OF EARLIEST EVENT REPORTED) May 10, 1999


                           EXCEL SWITCHING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  MASSACHUSETTS
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

      0-23263                                          04-2992806
-------------------------                    ---------------------------------
 (COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NO.)


                             255 INDEPENDENCE DRIVE
                          HYANNIS, MASSACHUSETTS 02601
              -----------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               Registrant's telephone number, including area code:

                                 (508) 862-3000
                                 --------------




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         This Amendment No. 3 is being filed to amend the Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999, as amended by Amendment No. 1 on Form 8-K/A, dated May 10, 1999 and filed with the Commission on July 23, 1999 and as further amended by Amendment No. 2 on Form 8-K/A, dated May 10, 1999 and filed with the Commission on July 29, 1999 (as amended, the "Report"). This Amendment No. 3 is being filed to add Exhibit 99.6 (Consolidated Financial Statements of Excel Switching Corporation as of December 27, 1997 and December 31, 1998 and the unaudited Consolidated Financial Statements of Excel Switching Corporation as of March 31, 1999) to the Report. No other changes to the Report are being made.

         Generally accepted accounting principles do not allow for the restatement of historical financial statements for a pooling of interests transaction until results that include post-merger activity have been issued. The Company has previously filed as Exhibit 99.4 (Supplemental Consolidated Financial Statements of Excel Switching Corporation as of December 27, 1997 and December 31, 1998 and the unaudited Supplemental Consolidated Financial Statements of Excel Switching Corporation as of March 31, 1999) which present supplemental financial statements reflecting the transaction as if Excel and RAScom had operated as one entity since inception. On August 16, 1999, the Company filed with the Commission a Quarterly Report on Form 10-Q for the quarter ended June 30, 1999. This report presented results that included post-merger activity. Accordingly, the supplemental financial statements described above can now be reflected as the Company's historical financial statements. Exhibit 99.6 updates the financial statements originally presented in Exhibit 99.4 by removing the supplemental designation of the financial results and by modifying the Notes to Consolidated Financial Statements for subsequent events that have occurred since the date of auditors' report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      EXHIBITS.


         EXHIBIT
            NO.      DESCRIPTION

              2.1 Agreement and Plan of Merger and Reorganization dated as of April 15, 1999, by and among Excel Switching Corporation,
                     Racepoint Acquisition Corp., RAScom, Inc., the shareholders of RAScom, Inc. and Mark B. Galvin as Indemnification
                     Representative (filed as Exhibit 2.1 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

              2.2    Amendment No. 1 to the Agreement and Plan of Merger and
                     Reorganization dated as of May 7, 1999, by and among Excel
                     Switching Corporation, Racepoint Acquisition Corp., RAScom,
                     Inc., those shareholders of RAScom, Inc. that are signatories thereto, and Mark B. Galvin as Indemnification
                     Representative (filed as Exhibit 2.2 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

              4.1    Escrow Agreement dated as of May 10, 1999, by and among
                     Excel Switching Corporation, Racepoint Acquisition Corp.,
                     RAScom, Inc., State Street Bank and Trust Company, the
                     shareholders of RAScom, Inc. and Mark B. Galvin as
                     Indemnification Representative (filed as Exhibit 4.1 to the original Report on Form 8-K dated May 10, 1999 and filed
                     with the Commission on May 25, 1999
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                                       2
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

                     and hereby incorporated by reference).

              4.2    Side Letter Agreement dated as of May 10, 1999 by and among
                     Excel Switching Corporation, Racepoint Acquisition Corp.,
                     RAScom, Inc., State Street Bank and Trust Company and Mark
                     B. Galvin as Indemnification Representative (filed as
                     Exhibit 4.2 to the original Report on Form 8-K dated May
                     10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

              4.3 Registration Rights Agreement, dated as of May 10, 1999, between the shareholders of RAScom that are signatories thereto and Excel Switching Corporation (filed as Exhibit
                     4.3 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

             23.1    Consent of Arthur Andersen LLP (filed herewith).

             27.1    Restated Financial Data Schedule for the fiscal years 1996,
                     1997 and 1998 and for the three months ended March 28, 1998 and March 31, 1999 (filed as Exhibit 27.1 to the Report on
                     Form 8-K/A dated May 10, 1999 and filed with the Commission on July 23, 1999 and hereby incorporated by reference).

             99.1    Press Release of Excel Switching Corporation, dated May 11,
                     1999, announcing the consummation of the Merger (filed as Exhibit 99.1 to the original Report on Form 8-K dated May
                     10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

             99.2    Press Release of Excel Switching Corporation dated April
                     15, 1999 announcing the acquisition of RAScom, Inc. by Excel Switching Corporation (filed as Exhibit 99.1 to the
                     Report on Form 8-K, dated April 15, 1999 and filed with the Commission on April 23, 1999).

             99.3    Consolidated Financial Statements of RAScom, Inc. and
                     Subsidiary as of December 31, 1998 and the unaudited the Consolidated Financial Statements of RAScom, Inc. and
                     Subsidiary as of March 31, 1999 (filed as Exhibit 99.3 to the Report on Form 8-K/A dated May 10, 1999 and filed with the Commission on July 23, 1999 and hereby incorporated by reference).

             99.4    Exhibit 99.4 to the Report on Form 8-K/A dated May 10,
                     1999 and filed with the Commission on July 23, 1999 has been superceded by Exhibit 99.6 to this Report on Form
                     8-K/A filed herewith and is no longer applicable.

             99.5    Unaudited Supplemental Quarterly Consolidated Statements of
                     Income for Excel Switching Corporation for each of the four fiscal quarters for the fiscal year ended December 31, 1998
                     (filed as Exhibit 99.5 to the Report on Form 8-K/A dated
                     May 10, 1999 and filed with the Commission on July 29, 1999 and hereby incorporated by reference).

             99.6    Consolidated Financial Statements of Excel Switching
                     Corporation as of December 27, 1997 and December 31, 1998
                     and the unaudited Consolidated Financial Statements of
                     Excel Switching Corporation as of March 31, 1999 (filed
                     herewith).
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                                       3
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EXCEL SWITCHING CORPORATION


Dated:  August 26, 1999                   By:  /s/ CHRISTOPHER STAVROS
                                          ---------------------------------
                                          Christopher Stavros
                                          Vice President and General Counsel

                                  EXHIBIT INDEX

EXHIBIT
 NO.         DESCRIPTION

     2.1     Agreement and Plan of Merger and Reorganization dated as of April
             15, 1999, by and among Excel Switching Corporation, Racepoint
             Acquisition Corp., RAScom, Inc., the shareholders of RAScom, Inc.
             and Mark B. Galvin as Indemnification Representative (filed as
             Exhibit 2.1 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

     2.2     Amendment No. 1 to the Agreement and Plan of Merger and
             Reorganization dated as of May 7, 1999, by and among Excel
             Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc., those shareholders of RAScom, Inc. that are signatories thereto, and Mark B. Galvin as Indemnification Representative (filed as
             Exhibit 2.2 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

     4.1     Escrow Agreement dated as of May 10, 1999, by and among Excel
             Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc.,
             State Street Bank and Trust Company, the shareholders of RAScom,
             Inc. and Mark B. Galvin as Indemnification Representative (filed as
             Exhibit 4.1 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

     4.2     Side Letter Agreement dated as of May 10, 1999 by and among Excel
             Switching Corporation, Racepoint Acquisition Corp., RAScom, Inc.,
             State Street Bank and Trust Company and Mark B. Galvin as
             Indemnification Representative (filed as Exhibit 4.2 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

     4.3 Registration Rights Agreement, dated as of May 10, 1999, between the shareholders of RAScom that are signatories thereto and Excel
             Switching Corporation (filed as Exhibit 4.3 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May
             25, 1999 and hereby incorporated by reference).

    23.1     Consent of Arthur Andersen LLP (filed herewith).

    27.1 Restated Financial Data Schedule for the fiscal years 1996, 1997 and 1998 and for the three months ended March 28, 1998 and March
             31, 1999 (filed as Exhibit 27.1 to the Report on Form 8-K/A dated
             May 10, 1999 and filed with the Commission on July 23, 1999 and hereby incorporated by reference).

    99.1 Press Release of Excel Switching Corporation, dated May 11, 1999, announcing the consummation of the Merger (filed as Exhibit 99.1 to the original Report on Form 8-K dated May 10, 1999 and filed with the Commission on May 25, 1999 and hereby incorporated by reference).

    99.2 Press Release of Excel Switching Corporation dated April 15, 1999 announcing the acquisition of RAScom, Inc. by Excel Switching
             Corporation (filed as Exhibit 99.1 to the Report on Form 8-K, dated
             April 15, 1999 and filed with the Commission on April 23, 1999).

    99.3     Consolidated Financial Statements of RAScom, Inc. and Subsidiary as
             of December 31, 1998 and the unaudited Consolidated Financial
             Statements of RAScom, Inc. and Subsidiary as of March 31, 1999
             (filed as Exhibit 99.3 to the Report on Form 8-K/A dated May 10,
             1999 and filed with the Commission on July 23, 1999 and hereby incorporated by reference).
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    99.4     Exhibit 99.4 to the Report on Form 8-K/A dated May 10, 1999 and filed with the Commission on July 23, 1999 has been superceded by
             Exhibit 99.6 to this Report on Form 8-K/A filed herewith and is no longer applicable.

    99.5 Unaudited Supplemental Quarterly Consolidated Statements of Income for Excel Switching Corporation for each of the four fiscal quarters for the fiscal year ended December 31, 1998 (filed as Exhibit 99.5 to the Report on Form 8-K/A dated May 10, 1999 and filed with the Commission on July 29, 1999 and hereby incorporated by reference).

    99.6 Consolidated Financial Statements of Excel Switching Corporation as of December 27, 1997 and December 31, 1998 and the unaudited
             Consolidated Financial Statements of Excel Switching Corporation as of March 31, 1999 (filed herewith).
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